SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 22, 2003

Date of Report

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Orange Grove Boulevard Pasadena, California	91103
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (626) 304-2000

ITEM 7. Exhibits

On April 22, 2003, the Registrant issued a news release announcing its earnings for the quarter ending March 29, 2003, as set forth in Exhibit 99.1.

On April 15, 2003, the United States Department of Justice filed a complaint against UPM-Kymmene, Oyj and Bemis Company, Inc., as set forth in Exhibit 99.2.

ITEM 9.    Regulation FD Disclosure

1.        (ITEM 12.    Results of Operations and Financial Condition) The Registrant’s earnings release dated April 22, 2003, regarding its first quarter 2003 financial result is attached hereto as Exhibit 99.1. This information is being furnished under Item 12 of Form 8-K and is being presented under Item 9 in accordance with the Securities and Exchange Commission’s interim guidance regarding Form 8-K Item 12 filing requirements, as set forth in Release No. 33-8216.

2.        On April 15, 2003, the United States Department of Justice filed a complaint against UPM-Kymmene, Oyj and Bemis Company, Inc. in the U.S. District Court for the Northeastern District of Illinois to prevent the proposed merger of UPM and the MACtac division of Bemis. The Registrant is the “Leading Producer” referred to in the complaint. The complaint is being furnished for those who do not have ready access to the Department’s filing, and is set forth in Exhibit 99.2.

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this report on Form 8-K and exhibit 99.1 are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to price and availability of raw materials; foreign exchange rates; worldwide and local economic conditions; impact of legal proceedings, including the U.S. Department of Justice criminal investigation into competitive practices in the label stock industry and any related proceedings pertaining to the subject matter; impact of Severe Acute Respiratory Syndrome (SARS) on the economy, the Company’s customers and business; successful integration of acquired companies; financial condition and inventory strategies of customers; acceptance of new products; fluctuations in demand affecting sales to customers; and other matters referred to in the Company’s SEC filings.

For a more detailed discussion of these and other factors, see the Exhibit 99 “Cautionary Statement For Purposes Of The Safe Harbor Provisions Of The Private Securities Litigation Reform Act Of 1995” in the Company’s Form 10-K, filed on March 28, 2003. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2003

AVERY DENNISON CORPORATION

By:	/s/ Daniel R. O’Bryant

Name:	Daniel R. O’Bryant
Title:	Senior Vice President, Finance and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

99.1	News release dated April 22, 2003.

99.2	U.S. Department of Justice complaint against UPM-Kymmene, Oyj and Bemis Company, Inc. filed on April 15, 2003.

Conference Call on Avery Dennison Corporation Website at 2:00 p.m. Eastern Time today may be accessed on the Company’s website www.investors.averydennison.com.